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Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of The Coca-Cola Company (the "Company") on Form 10-Q for the period ended April 3, 2009 (the "Report"), I, Muhtar Kent, Chairman of the Board of Directors, Chief Executive Officer and President of The Coca-Cola Company and I, Gary P. Fayard, Executive Vice President and Chief Financial Officer of the Company, each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

  (1)
  to my knowledge, the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  (2)
  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ MUHTAR KENT Muhtar Kent Chairman of the Board of Directors, Chief Executive Officer and President April 30, 2009
/s/ GARY P. FAYARD Gary P. Fayard Executive Vice President and Chief Financial Officer April 30, 2009

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  Exhibit 32.1